EXHIBIT 10.2

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is executed to be effective as of the 11th day of December, 2014, by and among GSHS ENTERPRISES OPERATING #1, INC., a Delaware corporation ("Enterprises"), GOOD SHEPHERD HEALTH SYSTEM, INC., a Texas non-profit corporation ("Hospital"), Good Shepherd Enterprises, Inc., a Texas non-profit corporation ("GSE"), El Casa Orthopaedica, Inc., a Texas corporation ("El Casa"), and Longview Casa Nueva, Inc., a Texas corporation ("Casa Nueva") (Enterprises, Hospital, GSE, El Casa and Casa Nueva, individually or collectively, as the context requires, "Seller"); GAHC3 Longview TX Medical Plaza, LLC, a Delaware limited liability company, GAHC3 Longview TX Institute MOB, LLC, a Delaware limited liability company, GAHC3 Longview TX CSC MOB, LLC, a Delaware limited liability company, GAHC3 Longview TX Occupational MOB, LLC, a Delaware limited liability company, GAHC3 Longview TX Outpatient MOB I, LLC, a Delaware limited liability company, GAHC3 Longview TX Outpatient MOB II, LLC, a Delaware limited liability company, and GAHC3 Marshall TX MOB, LLC, a Delaware limited liability company (collectively, "Buyer") (Buyer and Seller shall sometimes be referred to herein collectively as the "Parties").
WITNESSETH:
Whereas, GAHC3 East Texas MOB Portfolio, LLC, a Delaware limited liability company ("Original Buyer"), Seller and Escrow Agent entered into that certain Real Estate Purchase Agreement and Escrow Instructions, dated as of November 18, 2014 (the "Contract"), for the conveyance of certain real property and improvements located in the City of Longview, Gregg County, Texas, and the City of Marshall, Harrison County, Texas, as more particularly described in the Contract (collectively, the "Property"); and
WHEREAS, Original Buyer and Seller entered into that certain First Amendment to Purchase and Sale Agreement dated effective as of November 21, 2014 (the "First Amendment"); and
WHEREAS, Original Buyer assigned its rights and obligations under the Contract to Buyer pursuant to that certain Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions, dated as of December 2, 2014; and
WHEREAS, Buyer and Seller entered into that certain Second Amendment to Purchase and Sale Agreement dated effective as of December 5, 2014 (the "Second Amendment") (the Contract, together with the First Amendment and the Second Amendment, is referred to collectively herein as the "Contract"); and
Whereas, Buyer and Seller now desire to amend certain terms and provisions of the Contract as set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Buyer and Seller hereby agree as follows:

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1.    Recitals. The recitals set forth above are true and correct and are incorporated into this Amendment by reference for all purposes.
2.    Capitalized Terms. All capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Contract.
3.    Purchase Price. Seller and Buyer agree that the Purchase Price (as defined in Section 1.3 of the Contract) is hereby reduced from $69,278,400 to $68,500,000. Schedule 1.3 of the Contract is hereby amended to provide that the allocated Purchase Price for the GSMC-Longview Medical Plaza I Property, GSMC-Longview Medical Plaza II Property, and GSMC-Longview Medical Plaza III Property (collectively, the “Medical Plaza Property”) is $29,721,600.
4.    Closing. Section 1.5 of the Contract is hereby deleted in its entirety and replaced with the following:
1.5    Closing Date. The closing (“Closing”) means the date Escrow Agent confirms that all conditions to closing and insuring title as of such date have been satisfied and each party has authorized closing and disbursement and Escrow Agent disburses funds and insures title in favor of Buyer. Subject to the terms and conditions of this Agreement, the Closing shall take place through an escrow with Escrow Agent on December 12, 2014 (as the same may be held earlier or extended in accordance herewith, the “Closing Date”).
5.    Closing Deliveries. Seller and Buyer hereby agree that, notwithstanding anything in the Contract (including Section 5 of the First Amendment) to the contrary, the Existing Ground Lease shall not be terminated at Closing, but rather, the Existing Ground Lease shall be assigned to GAHC3 Longview Texas Medical Plaza, LLC, a Delaware limited liability company (the "Medical Plaza Ground Lessee") and simultaneously therewith, Seller and the Medical Plaza Ground Lessee shall enter into an Amended and Restated Ground Lease relating to the Existing Ground Lease Property. Section 5.6 and 5.7 of the Contract shall be modified accordingly. Notwithstanding the foregoing, the remaining provisions of Section 5 of the First Amendment shall remain in full force and effect.
6.    Property Contracts. Pursuant to Section 3.4 of the Contract, Buyer has notified Seller that Buyer has elected not to assume those Contracts applicable to the Medical Plaza Property set forth on Exhibit "A" attached hereto (the "Terminated Contracts"). Seller agrees to terminate the Terminated Contracts within sixty (60) days following the Closing. Seller shall be responsible for all obligations and liabilities under the Terminated Contracts during such sixty (60) day period and hereby agrees to indemnify, protect, defend and hold Buyer harmless from and against any claim arising from Seller's failure to terminate the Terminated Contracts during the foregoing sixty (60) day period.
7.    License. The Parties hereby acknowledge and agree that Seller shall continue to have the right to use and occupy certain portions of the lobby area within the Existing Ground

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Lease Land for purposes of the operation of a coffee stand and information desk. Buyer shall have reasonable approval rights over the vendor operating the coffee stand, provided, however, the Parties acknowledge that the existing vendor currently operating the coffee stand is acceptable to the Parties. The Parties hereby agree to negotiate in good faith a license agreement memorializing such use and occupancy by Seller, which license agreement shall be reasonably acceptable to both Parties. Until such time as the Parties enter into the license agreement, Seller shall be responsible for all obligations and liabilities relating to the operation of the coffee stand and information desk, and hereby agrees to indemnify, protect, defend and hold Buyer harmless from and against any claim arising from Seller's operation of the coffee stand and information desk, except to the extent that such claims arise from the gross negligence or willful misconduct of Buyer. Such obligations shall survive the Closing of the Contract.
8.    Ratification. The Parties hereby acknowledge and agree that, except as amended herein, the Contract is in full force and effect and is hereby ratified and confirmed, and all intentions of the Parties described in the Contract are hereby ratified and confirmed.
9.    Severability. In the event any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
10.    Multiple Counterparts. To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereof and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages. A facsimile or an e-mailed .pdf or other true copy of a duly executed counterpart of this Amendment from any party shall be sufficient to evidence the binding agreement of such party to the terms hereof. Seller and Buyer further agree that the acknowledgment of this Amendment by Escrow Agent is not required for this Amendment to be binding and effective as between Seller and Buyer.
11.    Entire Agreement. This Amendment contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed. Any or all representations or modifications concerning this instrument shall be of no force and effect except for a subsequent modification in writing signed by the parties hereto. In the event of any conflict between the terms of the Contract and this Amendment, the terms of this Amendment shall control.

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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.
BUYER:

GAHC3 Longview TX Medical Plaza, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By: /s/ Danny Prosky
Name:  Danny Prosky
Title: President and Chief Operating Officer

GAHC3 Longview TX Institute MOB, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By: /s/ Danny Prosky
Name:  Danny Prosky
Title: President and Chief Operating Officer

Third Amendment to Purchase and Sale Agreement -	Buyer Signature Page

GAHC3 Longview TX CSC MOB, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:   /s/ Danny Prosky
Name:  Danny Prosky
Title: President and Chief Operating Officer

GAHC3 Longview TX Occupational MOB, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:       Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:    /s/ Danny Prosky
Name:  Danny Prosky
Title: President and Chief Operating Officer

Third Amendment to Purchase and Sale Agreement -	Buyer Signature Page

GAHC3 Longview TX Outpatient MOB I, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:      Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:  /s/ Danny Prosky
Name:  Danny Prosky
Title: President and Chief Operating Officer

GAHC3 Longview TX Outpatient MOB II, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:       Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:        Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:   /s/ Danny Prosky
Name:  Danny Prosky
Title: President and Chief operating Officer

Third Amendment to Purchase and Sale Agreement -	Buyer Signature Page

GAHC3 Marshall TX MOB, LLC,
a Delaware limited liability company

By:    GAHC3 East Texas MOB Portfolio, LLC,
a Delaware limited liability company
Its:    Sole Member

By:    Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its:       Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By:    /s/ Danny Prosky
Name:  Danny Prosky
Title: President and Chief Operating Officer

Third Amendment to Purchase and Sale Agreement -	Buyer Signature Page

SELLER:
GSHS ENTERPRISES OPERATING #1, INC.,
a Delaware corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

GOOD SHEPHERD HEALTH SYSTEM, INC., a Texas
non-profit corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

GOOD SHEPHERD ENTERPRISES, INC.,
a Texas non-profit corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

EL CASA ORTHOPAEDICA, INC.,
a Texas corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

LONGVIEW CASA NUEVA, INC.,
a Texas corporation

By:    /s/ Steve Altmiller
Name:    Steve Altmiller
Its:    President and CEO

Third Amendment to Purchase and Sale Agreement -	Signature Page

The undersigned Escrow Agent acknowledges the foregoing Amendment:

DATED: 12-11-14	Central Title Company By: /s/ Betty Lamb Name: Betty Lamb Its: President

Third Amendment to Purchase and Sale Agreement -	Signature Page